                                                                     EXHIBIT T3G

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                   ----------

__  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                        94-1347393
(Jurisdiction of incorporation or                     (I.R.S. Employer
organization if not a U.S. national                   Identification No.)
bank)

101 NORTH PHILLIPS AVENUE
SIOUX FALLS, SOUTH DAKOTA                             57104
(Address of principal executive offices)              (Zip code)

                              WELLS FARGO & COMPANY
                          LAW DEPARTMENT, TRUST SECTION
                                  MAC N9305-175
                  SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)

                                   ----------

                           SILVERLEAF RESORTS, INC.(1)
               (Exact name of obligor as specified in its charter)

TEXAS                                                 75-2259890
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)


1221 RIVER BEND DRIVE, SUITE 120
DALLAS, TEXAS                                         75247
(Address of principal executive offices)              (Zip code)

                                   ----------

                      8% SENIOR SUBORDINATED NOTES DUE 2010
                       (Title of the indenture securities)

================================================================================


(1) See Table 1 - List of additional obligors

                                     Table 1


Address of each of the Guarantors listed below is 1221 RIVER BEND DRIVE, SUITE 120, DALLAS, TEXAS 75247.


   Guarantor                                       State of Incorporation       Federal EIN
   ---------                                       ----------------------       -----------

1. Silverleaf Travel, Inc.                         Texas                        75-2658235

2. Silverleaf Berkshires, Inc.                     Texas                        75-2738474

3. Silverleaf Resort Acquisitions, Inc.            Texas                        75-2716857

4. Awards Verification Center, Inc.                Texas                        75-2651673

5. Bull's Eye Marketing, Inc.                      Delaware                     75-2744475

6. eStarCommunications, Inc.                       Texas                        75-2847436

7. People Really Win Sweepstakes, Inc.             Texas                        20-0335635

8. SLR Research, Inc.                              Texas                        20-0849930

Item 1. General Information. Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           Federal Reserve Bank of San Francisco
                           San Francisco, California 94120

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

         Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

         Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

         Exhibit 3.        See Exhibit 2

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.***

         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.****

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.

     * Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     ** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     *** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     **** Wells Fargo Bank Minnesota, National Association was consolidated into Wells Fargo Bank, National Association effective February 20, 2004.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 19th day of April 2004.



                                    WELLS FARGO BANK, NATIONAL ASSOCIATION


                                    /S/ JANE Y. SCHWEIGER
                                    --------------------------------------
                                    Jane Y. Schweiger
                                    Vice President

                                    EXHIBIT 6


April 19, 2004


Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.



                                    Very truly yours,

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION


                                    /S/ JANE Y. SCHWEIGER
                                    --------------------------------------
                                    Jane Y. Schweiger
                                    Vice President

                                    Exhibit 7


                       Consolidated Report of Condition of

                Wells Fargo Bank Minnesota, National Association
           of Sixth Street and Marquette Avenue, Minneapolis, MN 55479
                     And Foreign and Domestic Subsidiaries,
 at the close of business December 31, 2003, filed in accordance with 12 U.S.C.
                         Section 161 for National Banks.


                                                                                             Dollar Amounts
                                                                                                In Millions
                                                                                             --------------
ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                                    $      1,322
         Interest-bearing balances                                                                      127
Securities:
         Held-to-maturity securities                                                                      0
         Available-for-sale securities                                                                2,568
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                                       1,053
         Securities purchased under agreements to resell                                                  0
Loans and lease financing receivables:
         Loans and leases held for sale                                                              14,457
         Loans and leases, net of unearned income                                 27,715
         LESS: Allowance for loan and lease losses                                   284
         Loans and leases, net of unearned income and allowance                                      27,431
Trading Assets                                                                                           49
Premises and fixed assets (including capitalized leases)                                                180
Other real estate owned                                                                                  12
Investments in unconsolidated subsidiaries and associated companies                                       0
Customers' liability to this bank on acceptances outstanding                                             22
Intangible assets
         Goodwill                                                                                       291
         Other intangible assets                                                                          9
Other assets                                                                                          1,281

                                                                                               ------------
Total assets                                                                                   $     48,802
                                                                                               ============

LIABILITIES
Deposits:
         In domestic offices                                                                   $     29,890
                  Noninterest-bearing                                             17,097
                  Interest-bearing                                                12,793
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                                    4
                  Noninterest-bearing                                                  0
                  Interest-bearing                                                     4
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                                  9,295
         Securities sold under agreements to repurchase                                                 237

                                                                                           Dollar Amounts
                                                                                              In Millions
                                                                                           --------------

Trading liabilities                                                                                     2
Other borrowed money
         (includes mortgage indebtedness and obligations under capitalized leases)                  4,543
Bank's liability on acceptances executed and outstanding                                               22
Subordinated notes and debentures                                                                       0
Other liabilities                                                                                     973

                                                                                             ------------
Total liabilities                                                                            $     44,966

Minority interest in consolidated subsidiaries                                                          0

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                           0
Common stock                                                                                          100
Surplus (exclude all surplus related to preferred stock)                                            2,134
Retained earnings                                                                                   1,546
Accumulated other comprehensive income                                                                 56
Other equity capital components                                                                         0

                                                                                             ------------
Total equity capital                                                                                3,836

                                                                                             ------------
Total liabilities, minority interest, and equity capital                                     $     48,802
                                                                                             ============


I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.


                                                                 Karen B. Martin
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Jon R. Campbell
Marilyn A. Dahl                             Directors
Gerald B. Stenson

                                    Exhibit 7


                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
                of 420 Montgomery Street, San Francisco, CA 94163
                     And Foreign and Domestic Subsidiaries,
 at the close of business December 31, 2003, filed in accordance with 12 U.S.C.
                         Section 161 for National Banks.


                                                                                             Dollar Amounts
                                                                                                In Millions
                                                                                             --------------
ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                                    $     11,411
         Interest-bearing balances                                                                    3,845
Securities:
         Held-to-maturity securities                                                                      0
         Available-for-sale securities                                                               17,052
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                                         516
         Securities purchased under agreements to resell                                                109
Loans and lease financing receivables:
         Loans and leases held for sale                                                              14,571
         Loans and leases, net of unearned income                               172,511
         LESS: Allowance for loan and lease losses                                1,554
         Loans and leases, net of unearned income and allowance                                     170,957
Trading Assets                                                                                        6,255
Premises and fixed assets (including capitalized leases)                                              2,067
Other real estate owned                                                                                 144
Investments in unconsolidated subsidiaries and associated companies                                     306
Customers' liability to this bank on acceptances outstanding                                             68
Intangible assets
         Goodwill                                                                                     6,814
         Other intangible assets                                                                      7,501
Other assets                                                                                          8,858

                                                                                               ------------
Total assets                                                                                   $    250,474
                                                                                               ============

LIABILITIES
Deposits:
         In domestic offices                                                                   $    157,695
                  Noninterest-bearing                                            44,315
                  Interest-bearing                                              113,380
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                               16,249
                  Noninterest-bearing                                                 6
                  Interest-bearing                                               16,243
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                                 14,685
         Securities sold under agreements to repurchase                                               1,613

                                                                                           Dollar Amounts
                                                                                              In Millions
                                                                                           --------------

Trading liabilities                                                                                 4,277
Other borrowed money
         (includes mortgage indebtedness and obligations under capitalized leases)                 18,212
Bank's liability on acceptances executed and outstanding                                               68
Subordinated notes and debentures                                                                   6,742
Other liabilities                                                                                   7,358

                                                                                             ------------
Total liabilities                                                                            $    226,899

Minority interest in consolidated subsidiaries                                                         60

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                           0
Common stock                                                                                          520
Surplus (exclude all surplus related to preferred stock)                                           17,709
Retained earnings                                                                                   4,920
Accumulated other comprehensive income                                                                366
Other equity capital components                                                                         0

                                                                                             ------------
Total equity capital                                                                               23,515

                                                                                             ------------
Total liabilities, minority interest, and equity capital                                     $    250,474
                                                                                             ============

I, James E. Hanson, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.


                                                                 James E. Hanson
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Carrie L. Tolstedt
Howard Atkins                               Directors
John Stumpf